Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies
Note 9 - Commitments and Contingencies:

A.      Commitments:

1.
Lease. The Company rents its offices, vehicles and, other equipment under various operating lease agreements. Rent expenses for the years ended December 31, 2011, 2010 and 2009 were $2.6 million, $2.9 million and $3.2 million, respectively. Aggregate minimum rental commitments under non-cancelable leases as of December 31, 2011 were as follows:

	Office Facilities	Vehicles, Equipment, and Other
	(in thousands)
Fiscal 2012	$850	$898
Fiscal 2013	250	535
Fiscal 2014	250	213
Fiscal 2015	195	-
	$1,545	$1,647

2.
Customers' bank guarantees. Under agreements between the Company and certain of its customers, the Company undertook to provide such customers a bank guarantee for the assurance of performance of its obligations under its agreements with such customers. As of December 31, 2011, there are outstanding bank guarantees on behalf of customers in the aggregate amount of $148 thousand.

3.
Chief Scientist. Two of the Company's subsidiaries have entered into agreements with the OCS; these subsidiaries are obliged to pay royalties to the OCS at a rate of 3% on sales of the funded products, up to 100% of the dollar-linked grant received in respect of these products from the OCS. As of December 31, 2011, the contingent liability that was not recognized amounted to $302 thousand.

4.
Ministry of Production in Italy. In July 2007, the Company's subsidiary, I-Ter, received an amount of $585,000 from the Ministry of Production in Italy for I-Ter's Easy4Plan product. Easy4Plan is a workflow management tool designed for ISO9000 companies. 36.5% of the funds received constitute a grant, and the remaining 63.5%, is a 10-year loan to be repaid by I-Ter in annual installments until September 2018. The loan bears a minimal annual interest of 0.87% and is linked to the euro. As of December 31,2011 the remaining loan balance was $245 thousand.

B.      Contingencies:

1.
In May 2011, the Tel-Aviv-Jaffa District Court dismissed the claim filed against the Company, in June 2003, by a former Liraz shareholder. The plaintiff applied to the court in order to approve the claim which was related to the acquisition of Liraz shares, as a class action. The claim was dismissed after a long period where the plaintiff has not made any action to proceed with the claim.

2.
The Company evaluates estimated losses for indemnifications due to product infringement under FASB Topic ASC 450 "Contingencies". At this time, it is not possible to determine the maximum potential amount under these indemnification clauses due to lack of prior indemnification claims and the unique facts and circumstances involved in each particular agreement. Such indemnification agreements may not be subject to maximum loss clauses. Historically, the Company has not incurred material costs as a result of obligations under these agreements and has not accrued any liabilities related to such indemnification obligations in the Company's financial statements.